                       Glenbrook Life and Annuity Company
              Glenbrook Life and Annuity Company Separate Account A
               Glenbrook Life AIM Variable Life Separate Account A

     Supplement  to: AIM  Lifetime  Plus (sm)  Variable  Annuity,  AIM  Lifetime
     Plus(sm) II Variable  Annuity,  and AIM Lifetime  Plus (sm)  Variable  Life
     Insurance  Prospectuses,  Each  Dated  May 1,  2000,  and the AIM  Lifetime
     Enhanced Choice(sm) Variable Annuity Prospectus, Dated June 9, 2000

On September  1, 2000,  the Board of Trustees of AIM  Variable  Insurance  Funds
("AVIF")  announced  that the  shareholders  of its AIM V.I.  Global  Growth and
Income Fund (the "Global Growth and Income Fund") approved an Agreement and Plan of  Reorganization  which provides for the combining of all of the assets of the
Global Growth and Income Fund into the AIM V.I.  Growth and Income Fund ("Growth and Income Fund"). AVIF expects the combination,  which is subject to regulatory approval, to occur on or about September 18, 2000.

As a result of the  combination  of the Global  Growth  and Income  Fund and the
Growth and Income Fund,  the Global  Growth and Income and the Growth and Income
Sub-Accounts  available  under your  Contract will both own shares of the Global
Growth and Income Fund. To avoid duplication and confusion, we intend to combine the Global Growth and Income  Sub-Account into the Growth and Income Sub-Account in  conjunction  with  the  combination  of the  funds.  When we  combine  these
Sub-Accounts,  you will receive an interest in the Growth and Income Sub-Account equal in value to your interest in the Global Growth and Income  Sub-Account  at the time of the  combination.  Thereafter,  we will no longer  offer the  Global
Growth and Income Sub-Account as an investment option.

September 14, 2000